UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2018

Oncobiologics, Inc.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-37759 (Commission File Number)	38-3982704 (IRS Employer Identification No.)
7 Clarke Drive Cranbury, New Jersey (Address of principal executive offices)	08512 (Zip Code)
Registrant’s telephone number, including area code: (609) 619-3990

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02
Departure of Directors Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2018, at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Oncobiologics, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Oncobiologics, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to:
•
increase the number of shares of common stock authorized for issuance under the 2015 Plan by 5,000,000 shares, including a corresponding increase in the number of shares of common stock authorized for issuance under the 2015 Plan pursuant to the grant of incentive stock options by 10,000,000 shares;

•
eliminate references to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and eliminate individual grant limits that applied under the 2015 Plan to awards that were intended to comply with the exemption for “performance-based compensation” under Code Section 162(m), which has been repealed, effective for taxable years beginning after December 31, 2017; and

•
eliminate references to performance cash awards, because those awards were included in the 2015 Plan in order to allow the Company to comply with the exemption for “performance-based compensation” under Section 162(m), which has been repealed, effective for taxable years beginning after December 31, 2017.

Such changes are referred to, collectively, as the “Plan Amendment”.
The Plan Amendment previously had been approved, subject to stockholder approval, by the Board of Directors of the Company (the “Board”). The Plan Amendment became effective immediately upon stockholder approval at the Annual Meeting.
The terms of the 2015 Plan, as amended, provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance stock awards that may be settled in cash, stock, or other property. The total number of shares of the Company’s common stock available for issuance under the 2015 Plan, as amended, (subject to adjustment for certain changes in the Company’s capitalization) is equal to 5,463,277 as of the date hereof. The number of shares of the Company’s common stock reserved for issuance under the 2015 Plan, as amended, automatically increases on January 1 of each year, beginning on January 1, 2017 and continuing through January 1, 2025 by 3% of the total number of shares of the Company’s capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by the Board. The maximum number of shares that may be issued upon the exercise of incentive stock options under the 2015 Plan, as amended, is 27,000,000 shares. Eligible participants under the 2015 Plan, as amended, include the Company’s employees, consultants and directors, including the Company’s executive officers.
A more detailed summary of the material features of the 2015 Plan, as amended, and of the Plan Amendment, are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on August 17, 2018 (the “Proxy Statement”). Those summaries and the foregoing description are qualified in their entirety by reference to the full text of the 2015 Plan, as amended, which is filed as Exhibit 99.1 hereto and incorporated by reference herein.
Item 5.07
Submission of Matters to a Vote of Security Holders.

On September 21, 2018, the Company held the Annual Meeting at the offices of Cooley LLP located at The Grace Building, 1114 Avenue of Americas, 46th Floor, New York, NY, 10036-7798. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s Proxy Statement. There were 72,198,468 shares of common stock and 58,735 shares of Series A-1 Preferred (representing 8,879,780 votes) outstanding and entitled to vote at the Annual Meeting.
The following is a brief description of each matter voted upon and the certified results (which, for Proposals 1, 2, 3 and 4, include the vote of the Series A-1 Preferred voting with the common on an as converted basis), including the number of votes cast for and against each matter and, if applicable, the number of votes withheld, abstentions and broker non-votes with respect to each such matter.

Proposal 1.   Stockholders elected each of the following nominees to serve as Class II Directors on the Board until the Company’s 2021 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified. The voting results for each of the nominees were as follows:
Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Lawrence A. Kenyon	61,608,129	314,806	8,833	8,061,616
Joe Thomas	61,710,711	212,224	8,833	8,061,616
Joerg Windisch, Ph.D.	61,814,557	108,378	8,833	8,061,616
Proposal 2.   Stockholders approved the Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the option of the Board, a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from one-for-two (1:2) and one-for-ten (1:10), inclusive, with effectiveness of such amendment and abandonment of such amendment, to be determined by the Board on or prior to April 21, 2019. The voting results were as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
69,002,544	982,006	8,833	0
Proposal 3.   Stockholders approved an amendment to the Company’s 2015 Equity Incentive Plan to increase the share reserve and make certain updating changes. The voting results were as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
60,585,646	1,321,687	24,435	8,061,616
Proposal 4.   Stockholders ratified the selection by the Audit Committee of the Board of KPMG, LLP as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2018. The voting results were as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
69,877,754	93,400	22,230	0
Item 9.01.
Financial Statements and Exhibits

(d) Exhibits.
Exhibit No.	Description
99.1	Oncobiologics, Inc. 2015 Equity Incentive Plan, as amended effective September 21, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Oncobiologics, Inc.
Date: September 24, 2018	By: /s/ Lawrence A. Kenyon Lawrence A. Kenyon Chief Executive Officer and Chief Financial Officer